UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

KRANEM CORPORATION
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Preliminary Proxy Statement – Subject to Completion

Kranem Corporation
1080 O’Brien Drive
Menlo Park, CA 94025
(650) 319-6743

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July [__], 2011

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Kranem Corporation, a Colorado corporation (the “Company”), will be held on [___], [___], 2011, at 11:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 2475 Hanover Street, Palo Alto, CA 94304, USA for the following purposes:

1.	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 200,000,000;

2.

To consider and act upon a proposal to amend the Company’s Articles of Incorporation to permit that any action required or permitted to be taken at a shareholders’ meeting by the Colorado Business Corporation Act (as amended from time to time) may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on [___], 2011, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by completing, signing and returning the accompanying proxy card.

Sincerely,

Ajay Batheja
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON [___], 2011

This Notice and Proxy Statement are available online at [http://www.edocumentview.com/LTBR.]

Kranem Corporation
1080 O’Brien Drive
Menlo Park, CA 94025
(650) 319-6743

__________________

PROXY STATEMENT
__________________

PRELIMINARY NOTE REGARDING THIS AMENDMENT

This Amendment No. 1 amends the Schedule 14A Preliminary Proxy Statement that Kranem Corporation, a Colorado corporation (the “Company”), previously filed with the Securities and Exchange Commission (“SEC”) on June 3, 2011, to (1) delete the proposal to amend the Company’s Articles of Incorporation to effect a 1-for-10 forward split of the common stock of the Company, (2) revise the single proposal to amend the Company’s Articles of Incorporation for various actions to change such proposal into two stand-alone proposals, each covering one action, (3) update certain disclosures in the Security Ownership table, and (4) revise the errors on the share amounts of certain cancelled shares previously held by Stephen K. Smith, Michael Grove, and Andrea Brady, respectively. Except as otherwise indicated, the information set forth in the original Schedule 14A remains unchanged,

INTRODUCTION

The Board of Directors of Kranem Corporation, a Colorado corporation (the “Company,” “Kranem” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for a special meeting of shareholders (the “Special Meeting”). The Meeting will be held on [___], [___], 2011, at 11:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 2475 Hanover Street, Palo Alto, CA 94304, USA.

The address of the Company’s principal executive offices is now 1080 O’Brien Drive, Menlo Park, CA, 94025. Until May 13, 2011, it was in Denver, Colorado. Please make note of the change.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is this proxy statement?

You have received this proxy statement because our Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Special Meeting?

At the Special Meeting, our shareholders will act upon the matters described in this proxy statement. These actions include (a) the amendment of our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 200,000,000; and (b) the amendment of our Articles of Incorporation to permit that any action required or permitted to be taken at a shareholders’ meeting by the Colorado Business Corporation Act (as amended from time to time) (the “Colorado Code”) may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. An additional purpose of the Special Meeting is to transact any other business that may properly come before the Special Meeting and any and all adjournments or postponements of the Special Meeting.

Who can attend the Special Meeting?

All shareholders of record at the close of business on [___], 2011, the record date, or their duly appointed proxies, may attend the Special Meeting.

What proposals will be voted on at the Special Meeting?

Shareholders will vote on two proposals at the Special Meeting:

  Proposal 1 - To adopt an Amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 200,000,000; and

  Proposal 2- To adopt an Amendment to the Company’s Articles of Incorporation to permit that any action required or permitted to be taken at a shareholders’ meeting by the Colorado Code may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

A copy of the proposed Amendment to the Company’s Articles of Incorporation is attached as Annex “A” to this Proxy Statement.

What are the Board’s recommendations?

Proposal 1 - Our Board recommends that you vote

FOR the proposed amendment to our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 200,000,000

Proposal 2- Our Board recommends that you vote

FOR the proposed amendment to our Articles of Incorporation to permit that any action required or permitted to be taken at a shareholders’ meeting by the Colorado Code may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Special Meeting. If any other matters properly come before the Special Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only shareholders of record at the close of business on [___], 2011, which we refer to as the record date, are entitled to notice of, and to vote at, the Special Meeting. As of the record date, there were [___] shares of our common stock outstanding and no shares of our preferred stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, First American Stock Transfer, you are considered, with respect to those shares, the “shareholder of record.” This proxy has been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Shareholders can vote in person at the Special Meeting or by proxy.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted FOR the proposed amendment to the Company’s Articles of Incorporation.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Special Meeting, (3) granting a subsequent proxy, or (4) sending a written revocation to the Corporate Secretary. Your most current proxy card is the one that is counted.

Each share of common stock is entitled to one vote. The record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”) is [___], 2011. As of that date, there were [___] shares of our common stock outstanding.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

The proposal to be voted on at the Special Meeting is non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

The affirmative vote of the holders of a majority of the shareholders’ shares present in person or represented by proxy at the meeting and entitled to vote is required to pass the proposal regarding an amendment to our Articles of Incorporation.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Special Meeting, the person(s) named in the enclosed proxy, or any duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any shareholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

  filing with us a written notice of revocation of your proxy,

  submitting a properly signed proxy card bearing a later date, or voting in person at the Special Meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, First American Stock Transfer, at 4747 N. 7th Street, Suite 170 Phoenix, AZ 85014.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to shareholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the Special Meeting?

Preliminary results will be announced at the Special Meeting. Final results will be published in a Current Report on Form 8-K filed with SEC within four business days of the Special Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple shareholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another shareholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

by sending a written request by mail to:

Kranem Corporation
1080 O’Brien Drive
Menlo Park, CA 94025
Attention: Corporate Secretary

by calling our Corporate Secretary, at (650) 319-6743

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

by mail, to:

Kranem Corporation
1080 O’Brien Drive
Menlo Park, CA 94025
Attention: Corporate Secretary

by telephone, at (650) 319-6743

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date by (i) each person who is known by us to beneficially own more than 5% of our common stock; (ii) each of our current officers and directors; and (iii) all of our current officers and directors as a group.

Unless otherwise specified, the address of each of the directors and officers set forth below is in care of the Company at the address on the front page of this filing.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Directors and Officers
Ajay Batheja	0	0%
Edward Miller	0	0%
Luigi Caramico	0	0%
V.R. Ranganath	0	0%
All officers and directors as a group	0	0%
(4 persons named above)
5% Security Holders
Xalted Holding Corporation (3)	2,326,843	35.0%
Imprenord ME(4)	2,094,159	31.5%
Empire Capital, L.P. (5)	598,331	9.0%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our common stock. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 6,648,125 shares of common stock issued and outstanding on the Record Date.

(3)

Voting and investment authority with regard to the shares held by Xalted Holding Corporation are held by its board of directors, comprised of  Ajay Batheja, Bob Kondamoori, Luigi Caramico and VR Ranganath. The foregoing directors of Xalted Holding Corporation may be considered as sharing voting and dispositive powers over the shares held by Xalted Holding Corporation. The address of the principal place of business of Xalted Holding Corporation is 1080 O’Brien Drive, Menlo Park, CA 94025.

(4)

Voting and investment authority with regard to the shares held by Imprenord ME is held by Jeetendra Chauhan, the Treasurer of Imprenord ME. The address of the principal place of business of Imprenord ME is LOB 15-117, PO Box 17870, Jebel Ali Free Zone, Dubai, UAE.

(5)

According to the Schedule 13G filed on July 1, 2011 by the Empire Affiliates (defined below), voting and investment authority with regard to the shares held by Empire Capital Partners, LP may be considered to be held by (1) Empire Capital Partners, LP (–Empire Capital”) and its affiliates, including: Empire GP, LLC (–Empire GP”), a Delaware limited liability company and Empire Capital Management, LLC (–Empire LLC”), a Delaware limited liability company. Scott A. Fine (“Mr. Fine”) and Peter J. Richards (“Mr. Richards”; collectively with Empire Capital, Empire GP, Empire LLC and Mr. Fine, the “Empire Affiliates”) are principals in the foregoing Empire Affiliates. As such, Mr. Fine and Mr. Richards may also be considered as sharing voting and dispositive powers over the shares held by Empire Capital. In addition, Mr. Richards also directly own 299,166 shares of our Common Stock, accounting for 4.5% of our Common Stock. Mr. Fine and Mr. Richards disclaim beneficial ownership of the shares of Common Stock reflected in this filing, except with respect to any respective pecuniary interest in such securities pursuant to Section 13 of the Act. The address of the principal place of business of Empire Capital and the Empire Affiliates is 1 Gorham Island, Suite 201, Westport, CT 06880.

Changes in Control

On May 13, 2011, we executed agreements to acquire three convertible promissory notes (the –Notes”) issued by Xalted Holding Corporation (–Xalted Holding”) in exchange for the issuance of 2,094,159 newly issued shares of our common stock to Imprenord ME, the holder of a Note in the principal amount of $1,750,000; 598,331 newly issued shares of our common stock to Empire Capital Partners, L.P., the holder of a Note in the principal amount of $500,000; and 299,166 newly issued shares of our common stock to Peter Richards, the holder of a Note in the principal amount of $250,000. In addition, on the same date, we cancelled 2,205,000 shares of our common stock held by Stephen K. Smith, 180,000 shares of our common stock held by Michael Grove, and 552,500 shares of our common stock held by Andrea Brady, who then held in the aggregate 71.8% of our outstanding shares; after the closing of the transactions described in this paragraph, they held in the aggregate 1.5% of our outstanding shares. On May 13, 2011, we acquired Xalted Networks, Inc. in exchange for the issuance to Xalted Holding of 2,326,844 newly issued shares of our common stock and the cancellation of the Notes. As a result of these transactions, there was a change of control of the Company, the ownership of which as of May 16, 2011 was the same as set forth in –Security Ownership of Certain Beneficial Owners and Management,” above. These transactions are more fully described in our Current Report on Form 8-K filed with the SEC on May 16, 2011 9 (as amended).

PROPOSAL NO. 1

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

              The Board of Directors has approved and is recommending that the Company's shareholders approve an amendment to the Company’s Articles of Incorporation, pursuant to which, upon filing with the Secretary of State of Colorado, the Company will effect an increase in the authorized number of shares of the common stock of the Company from 50,000,000 to 200,000,000 The foregoing proposed amendments are set forth substantially in the form of Annex A hereto.

Amendment to the Company’s Articles of Incorporation to Increase Authorized common stock

Our Articles of Incorporation authorize the issuance of up to 50,000,000 shares of common stock, no par value. Upon filing with the Colorado Secretary of State, the Amendment will effect an increase in the number of shares of the Company’s authorized common stock, to 200,000,000.

Purpose of Increase in Authorized common stock

The Board of Directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effect of Increase in Authorized common stock on Current Shareholders

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

It is possible that some of these additional shares could be issued in the future for various purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the company’s business or product lines through the acquisition of other businesses or products, and other purposes.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although these amendments have not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that this proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the Company’s shareholders might otherwise receive a premium for their shares over then current market prices.

PROPOSAL NO. 2

AMENDMENT TO ARTICLES OF INCORPORATION TO PERMIT TAKING SHAREHOLDERS’ ACTION THROUGH WRITTEN CONSENT

The Board of Directors has approved and is recommending that the Company's shareholders approve an amendment to the Company’s Articles of Incorporation, pursuant to which, upon filing with the Secretary of State of Colorado, the Company will establish a mechanism for the adoption of shareholders’ actions by written consents. The foregoing proposed amendments are set forth substantially in the form of Annex A hereto.

Amendment to the Company’s Articles of Incorporation to Permit Taking Shareholders’ Actions through Written Consent

Our Articles did not explicitly permit the adoption of shareholders’ actions through written consents. Upon the filing of with the Colorado Secretary of State, the Amendment will permit that any action required or permitted to be taken at a shareholders’ meeting by the Colorado Code, may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

Purpose of Permission of Shareholders’ Actions by Written Consents

The Board of Directors believes that the provision of the mechanism of adoption of shareholders’ actions by written consents will provide the Company’s shareholders greater flexibility with respect to voting their shares.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

FINANCIAL AND OTHER INFORMATION

For more detailed information about us, including financial statements, and other information about the business and operations of our Company, you may refer to our Annual Report on Form 10-K filed on March 25, 2011, and our current report on Form 8-K, filed on May 16, 2011which are hereby incorporated by reference.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Kranem Corporation, c/o Corporate Secretary, 1080 O’Brien Drive, Menlo Park, CA 94025 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

July [__], 2011	By Order of the Board of Directors

Ajay Batheja
Chairman

ANNEX A

Form of Articles of Amendment to Articles of Incorporation
Of
Kranem Corporation

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

KRANEM CORPORATION

THESE ARTICLES OF AMENDMENT of the Articles of Incorporation of Kranem Corporation, a Colorado corporation, are hereby delivered for filing pursuant to Section 7-110-106 and Part 3 of Article 90 of Title 7, Colorado Revised Statutes.

I.	The name of the corporation is: Kranem Corporation

II.	The text of the amendment adopted is:

The SECOND Article of this corporation’s Articles of Incorporation, as amended, is amended and restated to read as follows:

The authorized capital stock of the Corporation shall consist of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock. The shares of preferred stock may be issued in one or more series. The desig- nations, powers, rights, preferences, qualifications, restrictions and limitations of each series of preferred stock shall be established from time to time by the Corporation’s Board of Directors in accordance with Colorado law.

The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or oth- erwise dispose of shall be conclusive in the absence of fraud.

Any action required or permitted to be taken at a shareholders’ meeting by the Colorado Business Corporation Act, as the same exists now or may hereafter be amended, may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

III.	This amendment was adopted by a majority vote of the shareholders entitled to vote on the matter, at a special meeting of the shareholders duly called and held on [___], 2011.

KRANEM CORPORATION
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [___], 2011

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Kranem Corporation, a Colorado corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated [___], 2011, and hereby constitutes and appoints Ajay Batheja, or his duly appointed substitute, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [___], 2011, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxy and any duly appointed substitute:

1.          Proposal to approve an amendment to the Articles of Incorporation of the Company, pursuant to which, upon filing with the Secretary of State of Colorado, the Company will effect an increase in the authorized number of shares of the common stock of the Company from 50,000,000 to 200,000,000.

FOR     [  ]                                        AGAINST     [  ]                                        ABSTAIN [  ]

2.          Proposal to approve an amendment to the Articles of Incorporation of the Company, pursuant to which, upon filing with the Secretary of State of Colorado, the Company will effect a mechanism for the adoption of shareholders’ actions by written consents.

FOR     [  ]                                        AGAINST     [  ]                                        ABSTAIN [  ]

3.          In their discretion, the proxy and any duly appointed substitute are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated [___], 2011and ratify all that the proxy and any duly appointed substitute may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ___________________________________
Name (if joint) ________________________________________
Date _____________, 2011
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.